UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2015

RELM Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-34862971
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(321) 984-1414

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2015, the Board of Directors of RELM Wireless Corporation (the “Company”) approved an amendment to the Company’s bylaws (the “Bylaw Amendment”) to add a new Article VII therein entitled “Nevada Acquisition of Controlling Interest Act” in order for the Company to opt out of certain provisions of Nevada law pertaining to the acquisition of a controlling interest (currently set forth in Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes).

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaw Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Amendment to Bylaws dated December 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and
Chief Financial Officer
Date: December 10, 2015

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Bylaws dated December 9, 2015.